EQ ADVISORS TRUST

SUPPLEMENT DATED October 31, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser for the EQ/International Core PLUS Portfolio; EQ/Large Cap Core PLUS Portfolio; EQ/Large Cap Growth PLUS Portfolio; and EQ/Mid Cap Value PLUS Portfolio (each, a “PLUS Portfolio,” and together, the “PLUS Portfolios”).

Effective on or about December 1, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Mellon Capital Management Corporation (“Mellon”) as an Adviser to the Index Allocated Portion of each PLUS Portfolio with SSgA Funds Management, Inc. (“SSgA FM”).

As the Adviser to the Index Allocated Portion of each PLUS Portfolio, SSgA FM will seek to track the performance of a particular index (the MSCI EAFE Index in the case of EQ/International Core PLUS Portfolio; the S&P 500 Index in the case of the EQ/Large Cap Core PLUS Portfolio; the Russell 1000 Growth Index in the case of the EQ/Large Cap Growth PLUS Portfolio; and the Russell Mid Cap Value Index in the case of the EQ/Mid Cap Value PLUS Portfolio) with minimal tracking error. It is expected that SSgA FM will manage each Index Allocated Portfolio of each PLUS Portfolio consistent with each PLUS Portfolio’s current investment strategy. The principal risks of investing in each PLUS Portfolio are listed in the Trust’s Prospectus for each PLUS Portfolio under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

SSgA FM, is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is a wholly owned subsidiary of State Street Corporation. As of June 30, 2008, SSgA FM had over $149 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA is the largest institutional fund management company in the world with $1.8 trillion in assets under management as of June 30, 2008. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The Portfolio will be managed by SSgA’s Global Structured Products Group. Portfolio managers Lynn Blake and John Tucker will jointly and primarily have responsibility for the day-to-day management of the Index Allocated Portion of each PLUS Portfolio. Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA in 1987, and is currently responsible for overseeing the management of all non-US equity index strategies as well as serving as portfolio manager for several non-US equity index portfolios. Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and Head of US Equity Markets in the Global Structured Products Group, he is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in their second largest investment center. Mr. Tucker joined State Street in 1988.